                                                                   EXHIBIT 99(B)

                    THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, OR QUALIFIED UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED. NEITHER THIS SUBORDINATED NOTE NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS SO REGISTERED AND QUALIFIED OR SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED AND AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER HAS BEEN DELIVERED TO SUCH EFFECT.

                             --------------------

                            5.61% Subordinated Note

                               Due March 1, 2001

No. 1                                                    Los Angeles, California
$ _______________                                                 ________, 1996

          General Aquatics, Inc., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), for the value received, hereby promises to pay to Anthony Industries, Inc. (the "Holder") the principal amount of ______________________ ($___________) (or so much thereof as shall not have been prepaid) in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, at 4900 South Eastern Avenue, Los Angeles, California 90040, or such other address as may be designated in writing by notice from the Holder to the Company, and to pay interest on the unpaid principal balance hereof from the date hereof at the rate of 5.61% per annum until the entire principal amount of this Note shall be paid in full. The principal amount of this Note and all accrued but unpaid interest thereon shall be payable in full on March 1, 2001.

          Interest payments shall be made to the Holder in additional 5.61% Subordinated Notes in an aggregate principal amount equal to the amount of such interest payment or, to the extent required by the succeeding paragraph, in cash. All additional 5.61% Subordinated Notes issued pursuant to the preceding sentence shall be due and payable on March 1, 2001 and shall otherwise have the same terms as this Note, except with respect to issuance dates and principal amounts. Interest payments on this Note shall be made semi-annually in arrears on each September 1 and March 1, commencing September 1, 1996 or if such interest is payable in cash and such interest payment date is not a Business Day, then on the next succeeding Business Day.

          On each interest payment date occurring after September 1, 1997, all interest payments on this Note shall be made in cash. If an Event of Default occurs after September 1, 1997, the Company shall on demand from time to time pay interest on any overdue principal and, to the extent permitted by law, on any overdue interest, up to the date of actual payment (after as well as before any judgment) at a rate per annum equal to 5.61% or, if less, the maximum rate permitted by law. Interest payments in respect of any overdue principal of or interest on this Note shall be made in cash. Interest shall be computed on the basis of a 360 day year of twelve 30-day months.

SECTION 1.  DEFINITIONS.
            -----------

          1.01  Defined Terms.  For all purposes of this Note, except as
                -------------
otherwise expressly provided or unless the context otherwise requires:

          "Act" means the Securities Act of 1933, as amended.
           ---

          "Affiliate" means as to any Person, any other Person which, directly
           ---------
or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Business Day" means any day on which banks are required to be open to
           ------------
carry on their normal business in the States of California and New York.

          "Company" means General Aquatics, Inc., a Delaware corporation.
           -------

          "Default" means any of the events specified in Section 7, whether or
           -------
not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Event of Default" means any of the events specified in Section 7,
           ----------------
provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America as in effect from time to time.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Holder" means Anthony Industries, Inc., a Delaware corporation.
           ------

          "Indebtedness" means of any Person at any date, (a) all indebtedness
           ------------
of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under any lease required in accordance with GAAP to be capitalized on the balance sheet of such Person, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (e) all liabilities secured by any mortgage, pledge, encumbrance, lien or other security interest of any kind or nature on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Notes" shall have the meaning ascribed thereto in Section 2.01.
           -----

          "Person" means an individual, partnership, corporation, limited
           ------
liability company, limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Prepayment Event" means any of the following events:  (i) a
           ----------------
consolidation, merger, sale of all or substantially all of the assets of the Company, reorganization or restructuring pursuant to which the holders of outstanding shares of common stock, $.01 par value ("Common Stock"), of the Company are entitled to receive, on a per share basis, cash consideration in an amount greater than the Warrant Exercise Price; (ii) a dissolution or liquidation of the Company in which the holders of the outstanding shares of Common Stock are entitled to receive, on a per share basis, cash consideration in an amount greater than the Warrant Exercise Price; or (iii) any other similar event pursuant to which the holders of the outstanding shares of Common Stock are entitled to receive, on a per share basis, cash consideration in an amount in excess of the Warrant Exercise Price.

          "Purchase Agreement" means the Asset Purchase Agreement, dated
           ------------------
February 16, 1996, among the Company, KDI Sylvan Pools, Inc. and Anthony Industries, Inc.

          "Senior Indebtedness" means all obligations (whether now outstanding
           -------------------
or hereafter incurred and including all principal, interest (including interest after the filing of any petition in bankruptcy, whether or not such interest is allowed or allowable in such proceeding), penalties, fees or other amounts payable with respect to such obligations) for which the Company is responsible or liable as obligor, guarantor or otherwise in respect of (i) borrowings under the $11,000,000 line of credit provided by Wells Fargo Bank, subject to that certain Credit Agreement, dated as of August 31, 1995, (ii) term notes, in the amount of $10,000,000, reimbursement obligations in respect of letters of credit subject to, and all other obligations and liabilities arising under, that certain Credit Agreement, dated as of August 31, 1995 (the "Pool Credit Agreement") among the Company, Chemical Bank, as agent, and the financial institutions participating therein, (iii) the Contingent Subordinated Note of the Company, dated September 19, 1995, in the original principal amount of $2,000,000 and issued to James J. Gaffney, as trustee, (iv) the Junior Subordinated Note of the Company in the original principal amount of $350,000 issued to Wasserstein Perella Group, Inc., (v) all deferrals, renewals, extensions, refundings, refinancings, amendments and increases of any of such obligations and (vi) any borrowings or financings provided by a bank, insurance company or similar institution.

          "Subsidiary" means as to any Person, a corporation, partnership or
           ----------
other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Note shall refer to a Subsidiary or Subsidiaries of the Company.

          "Warrant Exercise Price" means the Exercise Price, as in effect and as
           ----------------------
adjusted from time to time, as defined in the Warrants of the Company issued pursuant to Section 2.04 of the Purchase Agreement.

          1.02  Other Definitional Provisions.
                -----------------------------

          (a) As used herein, accounting terms relating to the Company and its Subsidiaries not defined in Section 1.01 and accounting terms partly defined in Section 1.01, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Note shall refer to this Note as a whole and not to any particular provision of this Note, and Section references are to this Note unless otherwise specified.

SECTION 2.  THE NOTES
            ---------

          2.01  The Notes.  This Note together with any other 5.61% Subordinated
                ---------
Notes of the Company issued pursuant to the Purchase Agreement or upon the payment of interest on such 5.61% Subordinated Notes are sometimes hereinafter referred to collectively as the "Notes."

          The Notes are unsecured and are subordinate by their terms to Senior Indebtedness of the Company as provided in Section 6.

          2.02  Loss, Theft, Destruction or Mutilation of Notes.  Upon receipt
                -----------------------------------------------
of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of an unsecured agreement of indemnity from the Holder, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and unpaid principal amount and dated the later of the date of, or the date to which interest has been paid on, the lost, stolen, destroyed or mutilated Note.

SECTION 3.  PREPAYMENT OF NOTES.
            -------------------

          3.01  Prepayment.  The Notes are not subject to mandatory or optional
                ----------
prepayment, and such prepayment shall be prohibited, except as provided in Sections 3.02 and 3.03.

          3.02  Mandatory Prepayment by the Company.  Subject to the terms of
                -----------------------------------
Section 6, the Company shall prepay the Notes as a whole, and not in part, upon the occurrence of a Prepayment Event.

          3.03  Optional Prepayment by the Company.  The Company may, at any
                ----------------------------------
time or from time to time and at its option, prepay all or any portion of the Notes, together with interest accrued to the date of such prepayment with the prior written consent of the holders of the Senior Indebtedness.

          3.04  Notice of Prepayment; Maturity; Interest.  Not less than 30 days
                ----------------------------------------
nor more than 60 days prior to the date fixed for prepayment under Section 3.03, the Company shall give written notice thereof to the Holder, specifying the aggregate principal amount of Notes to be prepaid, the date fixed for prepayment and the principal amount and accrued unpaid interest on the Holder's Note or Notes to be prepaid. Upon notice being given under this Section 3.04 of a prepayment pursuant to Section 3.03, there shall become due and payable on the date fixed for prepayment in such notice the full principal amount of the Notes, together with the unpaid interest accrued thereon to such date.

          3.05  Interest After Date Fixed for Prepayment.  This Note or any
                ----------------------------------------
portion hereof to be prepaid pursuant to Sections 3.02 or 3.03, inclusive, shall cease to bear interest on and after the date fixed for such prepayment unless the Company shall fail to pay this Note on the date fixed for such prepayment, in which event this Note shall bear interest, payable in cash, at a rate per annum equal to 5.61% or, if less, the maximum rate permitted by law.

          3.06  Acquisition of Notes; No Reissuance.  The Company will not, and
                -----------------------------------
will not permit any Subsidiary or Affiliate to, directly or indirectly, prepay, redeem, retire, purchase or otherwise acquire any Notes, except pursuant to Sections 3.02 and 3.03. Any Note prepaid pursuant to said Sections shall be surrendered to the Company for cancellation and shall not be reissued, and no Note shall be issued in lieu of any principal amount of any Note so prepaid.

SECTION 4.  AFFIRMATIVE COVENANTS.
            ---------------------

          The Company hereby agrees that, so long as this Note shall remain outstanding, the Company shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          4.01  To Pay Notes.  The Company will punctually pay or cause to be
                ------------
paid the principal and interest to become due in respect of the Notes according to the terms thereof.

          4.02  Other Information.  Furnish to the Holder within five days after
                -----------------
the same are sent, copies of all financial statements and reports which the Company sends to its stockholders, and within five days after the same are filed, copies of all financial statements and reports which the Company may make to, or file with, the Securities and Exchange

Commission or any successor or analogous Governmental Authority.

          4.03  Notices.  Promptly give notice to the Holder of the occurrence
                -------
of any Default or Event of Default.

SECTION 5.  NEGATIVE COVENANTS.
            ------------------

          The Company hereby agrees that, so long as any Note or Notes shall be outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          5.01  Limitation on Transactions with Affiliates.  Enter into any
                ------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Note, (b) in the ordinary course of the Company's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in the comparable arm's length transaction with a Person which is not an Affiliate.

SECTION 6.  SUBORDINATION.
            -------------

          6.01  Note Subordinated to Senior Indebtedness.  The indebtedness and
                ----------------------------------------
all other obligations evidenced by this Note shall be subordinated, to the extent and in the manner provided in this Section 6, to all Senior Indebtedness.

          6.02  Insolvency, Bankruptcy, Liquidation and Reorganization.  In the
                ------------------------------------------------------
event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceeding involving the Company, all Senior Indebtedness shall first be paid in full in cash before any payment or any distribution of any kind or character is made by the Company in respect of this Note.

          6.03  No Payment on Note in Certain Circumstances.  If (i) any default
                -------------------------------------------
in the payment when due of any amount of principal of, interest on, or any other amount due with respect to, any Senior Indebtedness shall occur and be continuing or (ii) such Senior Indebtedness shall have been accelerated as a result of any default thereunder or the effect of any such default is to permit the acceleration of such Senior Indebtedness or (iii) any Event of Default (as defined in the Pool Credit Agreement) other than a payment default shall have occurred and be continuing and written notice thereof shall have been provided to the Holder of this Note, then, in each case, until such default shall have been cured, waived or have ceased to exist, no payment (whether in respect of principal or interest) may be made by the Company, or received by the holder of this Note, with respect to this Note.

          6.04  Return of Certain Payments.  In the event that the Holder of
                --------------------------
this Note receives a payment in respect of the Note in violation of these subordination provisions, such payment shall be held by the Holder in trust for the benefit of, and shall, forthwith upon receipt thereof, be paid over and delivered to the holders of the Senior Indebtedness remaining unpaid or to their respective trustees, agents or representatives ratably according to the aggregate amount remaining unpaid on account of the principal or the interest on, or any other amount due with respect to, the Senior Indebtedness held or represented by each, to the extent necessary to pay such obligations in full in accordance with their terms.

          6.05  Subordination Rights Not Impaired by Acts or Omissions of the
                -------------------------------------------------------------
Company or Holders of Senior Indebtedness.  The subordination provisions of this
-----------------------------------------
Note are for the benefit of the holders of the Senior Indebtedness and their successors and assigns and they may enforce such provisions directly against the Holder of this Note in accordance with the terms hereof. No right of any present or future holder of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or omission of the Company or any such Holder, unless the Holder has expressly waived its rights in writing. The holders of the Senior Indebtedness may, without impairing or releasing the Company or the Holder of this Note from any obligation hereunder, (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or other otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person or entity liable in any manner for the Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other person or entity.

          6.06  Obligations of the Company Unconditional.  By subordinating its
                ----------------------------------------
rights to Senior Indebtedness hereunder, the Company agrees and acknowledges that nothing herein shall impair the obligations of the Company, which are unconditional, to pay to the Holder of this Note in accordance with the terms and the provisions hereof, nor, except as otherwise herein expressly provided, shall anything herein prevent the Holder of this Note from exercising all remedies hereunder or otherwise permitted by applicable law. The failure to make any payment required hereunder by reason of any of these subordination provisions shall not be construed as preventing the occurrence of an Event of Default hereunder. Notwithstanding anything to the contrary in this Section 6 or elsewhere in this Note, upon any distribution of assets of the Company referred to in this Section 6, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Holder for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 6 so long as such court has been apprised of, or the order, decree or certificate makes reference to, the provisions of this Section 6.

          6.07  Holder of Note to Be Subrogated to Rights of Holders of Senior
                --------------------------------------------------------------
Debt.  Subject to the prior payment in full of all Senior Indebtedness of the
----
Company as provided herein, the Holder of this Note shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of such Senior Indebtedness by or on behalf of the Company, or by or on behalf of the Holder by virtue of this Section 6, which otherwise would have been made to the Holder shall, as between the Company and the Holder, be deemed to be payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of this Section 6 are and are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

          If any payment or distribution to which the Holder would otherwise have been entitled but for the provisions of this Section 6 shall have been applied, pursuant to the provisions of this Section 6, to the payment of amounts payable under Senior Indebtedness of the Company, then the Holder shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full.

SECTION 7.  EVENTS OF DEFAULT
            -----------------

          7.01  Events of Default.  If any of the following events shall occur
                -----------------
and be continuing:

          (a) the Company shall fail to pay any principal of any Note when due in accordance with the terms hereof or thereof; or the Company shall fail to pay any interest on any Note, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof, provided however, that in the case of any
                                       ----------------
     one, but not more than one, interest payment to be paid in cash, the failure to pay such interest payment shall not be deemed on Event of Default hereunder unless such amount has not been paid within six months after such amount is due in accordance with the terms hereof; or

          (b) Any representation or warranty made or deemed made by the Company in this Note or in the Purchase Agreement or which is contained in any certificate, document or financial or other statement furnished by it at any time during or in connection with this Note or the Purchase Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Company shall default in the observance or performance of any agreement contained in Section 3 of this Note; or

          (d) The Company shall default in the observance or performance of any other agreement contained in this Note (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

          (e) The Company or any of its Subsidiaries shall default in the observance or performance of any agreement or condition relating to any Senior Indebtedness, and any requirement for the giving of notice, the lapse of time, or both, or any other condition, required for such default to constitute an event of default under such Senior Indebtedness, shall have been satisfied and such event of default shall not have been cured or waived; or

          (f) (i) The Company or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or
     (iii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to the Company, automatically the full principal amount of and all accrued unpaid interest on this Note shall immediately become due and payable, and (B) if such event is any other Event of Default, the following action may be taken: the Holder may, by notice to the Company, declare the full principal amount of this Note (with accrued interest thereon) and all other amounts owing under this Note to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

          7.02  Suits for Enforcement.  In case an Event of Default shall occur
                ---------------------
and be continuing, the Holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the Holder of this Note.

          7.03  Remedies Not Waived.  No course of dealing between the Holder
                -------------------
hereof and the Company or any delay or failure on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of the Holder hereof.

          7.04  Remedies Cumulative.  No remedy herein conferred upon the Holder
                -------------------
hereof is intended to be exclusive of any other remedy and each and every remedy shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

SECTION 8.  MISCELLANEOUS.
            -------------

          8.01  Costs and Expenses.  If any Event of Default shall occur, the
                ------------------
Company shall pay to the Holder of the Notes, to the extent permitted under applicable law, all reasonable out-of-pocket expenses incurred by the Holder in connection with such Event of Default and such further amount as shall be sufficient to cover the cost and expense of collection, including reasonable compensation to the attorneys and counsel of the Holder for any services rendered in that connection, upon the Notes held by the Holder.

          8.02  Notices.  All notices shall be in writing and shall be given by
                -------
registered or certified mail and, if to the Holder of a Note, to such Holder at its address set forth in the first paragraph of this Note, and, if to the Company, to the Company at its office at 10951 West Los Angeles Avenue, Moorpark, California 93021, Attention: James Gaffney, Chief Executive Officer, or addressed to either party or parties at any other address in the United States of America that such party may hereafter designate by written notice to the other party.

          8.03  Governing Law.  This Note shall be construed in accordance with
                -------------
and governed by the laws of the State of California.

          8.04  Headings.  The Section headings herein are for convenience only
                --------
and shall not affect the construction hereof.

          8.05  Severability.  In the event that any covenant, condition or
                ------------
other provision contained in this Note is held to be invalid, void or unlawful by any administrative agency or court of competent jurisdiction, that provision shall be deemed severable from the remainder of this Note and shall in no way affect, impair or invalidate any other covenant, condition or other provision contained herein so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to a party hereto. In such event, the parties shall use their best effort to negotiate in good faith to modify this Note so as to effect the original obligations of the parties hereto.

          8.06  Successors and Assigns.  This Note shall be binding upon and
                ----------------------
inure to the benefit of the Company, the Holder and their respective successors and assigns, except that (i) the Company may not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Holder and (ii) the Holder will not sell, transfer or assign this Note unless the transferee hereof expressly agrees to be bound by the subordination provisions contained in Section 6 for the benefit of the holders of the Senior Indebtedness.

          IN WITNESS WHEREOF, General Aquatics, Inc. has caused this Note to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

                                        GENERAL AQUATICS, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Subordination Provisions
of Section 6 Acknowledged
and Agreed to for the
benefit of the holders of
the Senior Indebtedness

ANTHONY INDUSTRIES, INC.

By:
   ----------------------------------
   Name:
   Title: